UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2012

ARGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31756	13-1947195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD 20850

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 23, 2012, the Company announced that its wholly-owned affiliate, Gemma Renewable Power, LLC, a Delaware limited liability company, was awarded a contract by Patton Wind Farm LLC, a wholly-owned subsidiary of EverPower Wind Holdings, Inc., for the design and construction of a 30 megawatt wind energy project located near Ebensburg, Pennsylvania. The project includes the installation of fifteen (15) wind turbines and has an anticipated completion date of late 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Argan, Inc., Press Release, issued January 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: January 23, 2012	By:	/s/ Arthur F. Trudel
Arthur F. Trudel, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Argan, Inc., Press Release, issued January 23, 2012.

3